BlackRock Focus Growth Fund, Inc.

(the “Fund”)

Supplement dated December 28, 2012

to the Prospectus dated December 28, 2012

Effective until January 1, 2013, Jeffrey Lindsey, CFA, and Bryan Krause will serve as the portfolio managers of the Fund.

Effective until January 1, 2013, the section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Focus Growth Fund, Inc. — Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeffrey Lindsey, CFA	2008	Managing Director of BlackRock, Inc.
Bryan Krause	2012	Director of BlackRock, Inc.

Effective until January 1, 2013, the section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of investment professionals. Jeffrey Lindsey, CFA, and Bryan Krause are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Effective until January 1, 2013, the section in the Prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals led by Jeffrey Lindsey, CFA, and Bryan Krause, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeffrey Lindsey, CFA	Jointly responsible for the day-to-day management of the Fund and for the selection of its investments.	2008	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock’s Large Cap Growth Equity team since 2002.
Bryan Krause	Jointly responsible for the day-to-day management of the Fund and for the selection of its investments.	2012	Director of BlackRock, Inc. since 2009; Portfolio Manager and Analyst for BlackRock’s Fundamental Large Cap Growth Equity team since 2002.

Shareholders should retain this Supplement for future reference.